SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: October 2, 2003
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp
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             (Exact name of registrant as specified in its charter)


  Delaware                        001-08798                      11-2621097
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 (State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                  Identification
 incorporation)                                                    Number)


  70 Maxess Road, Melville, New York                                 11747
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  (Address of principal executive offices)                        (Zip Code)


                                 (631) 396-5000
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               (Registrant's telephone number including area code)


                                       N/A
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          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits.

Exhibits
--------

99.1 Press release dated October 2, 2003, issued by Nu Horizons Electronics Corp. ("Registrant").



Item. 9. Regulation FD Disclosure.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On October 2, 2003, the Registrant issued a press release announcing the Registrant's financial results for the second quarter ended August 31, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K is being furnished under Item 9 and
Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Nu Horizons Electronics Corp.


                                           By:  /s/Paul Durando
                                              -------------------------
                                              Paul Durando
                                              Vice President - Finance

Date:  October 2, 2003



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